SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

Amendment No. 1 to
FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 30, 2013

CHINA SHIANYUN GROUP CORP., LTD

 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	333-147084	83-0506099
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

v24/F., Unit 3 Great China International Square,
No. 1 Fuhua Rd., Futian District,
Shenzhen, Guangzhou Province, China
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

86-755-23998799
 (ISSUER TELEPHONE NUMBER)

CHINA GREEN CREATIVE, INC.
 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

–––––––––––––––– Copies to: Hunter Taubman Weiss LLP 130 W 42nd Street New York, NY 10036 Tel: 212-732-7184
––––––––––––––––

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

We are filing this amendment to the Form 8-K filed on July 26, 2013, which announced the merger of China Green Creative, Inc. and China Shianyun Group Corp., pursuant to which our corporate name was changed to “China Shianyun Group Corp., Ltd.”

Pursuant to the name change, our new OTCBB symbol is changed to “SAYC”, effective August 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Shianyun Group Corp., Ltd

By:	/s/ Xingzhang Ye
Name:	Xingzhang Ye
Title: Dated:	Chief Executive Officer September 3, 2013